Exhibit 99.3

Unaudited Pro Forma Condensed Financial Statements

As of August 31, 2014 and

For the Year Ended May 31, 2014 & the Three Months Ended August 31, 2014

On January 8, 2015 PERK INTERNATIONAL INC., a Nevada corporation ( “Perk” or the “Company” or the “Registrant”) entered into a Share Exchange Agreement with TECH 9 INC., a corporation existing under the laws of Ontario (“Tech9”). Pursuant to the share exchange, the Registrant acquired all of the outstanding common shares of Tech9 through the issuance of common shares of the Registrant to the shareholders of Tech9.

As a result of the share exchange, Tech9 has become a wholly-owned subsidiary of the Registrant and the Registrant issued shares of its common stock to shareholders of Tech9 at rate of 350,000 shares of the Registrant’s common stock for each Tech9 common share resulting in issue of a total of 70,000,000 common shares. Immediately prior to the share exchange, the Registrant had 75,133,132 shares of common stock outstanding.

Following the share exchange and the issuance of 70,000,000 common shares to the shareholders of Tech9, the Registrant has 145,133,132 shares of common stock outstanding.

At closing, the Registrant cancelled 45,000,000 common shares of the Registrant in accordance with the Transfer and Assumption Agreement between the Registrant and shareholders of the Registrant. Following the share exchange and the Transfer and Assumption Agreement, the Registrant has 100,133,132 shares of common stock outstanding.

The accompanying unaudited pro forma condensed financial statements have been prepared to present the balance sheet and statements of operations of the Registrant to indicate how the consolidated financial statements of the Registrant might have looked like if the share exchange with Tech9 and transactions related to the share exchange had occurred as of the beginning of the periods presented.

The transaction has been accounted for as a reverse merger, with Tech9 shareholders acquiring approximately 70% of the issued and outstanding shares of Registrant’s common stock immediately after the closing of the transactions contemplated herein, and also on the basis that Tech9’s senior management became the senior management of the merged entity and there is a change of control of the Company. In accordance with Accounting Standards Codification (“ASC”) 805-10-40, Business Combinations; Reverse Acquisitions, Tech9 was the acquiring entity for accounting purposes. While the transaction is accounted for using the purchase method of accounting, in substance the transaction was a recapitalization of the Tech9’s capital structure.

PERK INTERNATIONAL INC.

Unaudited Pro Forma Condensed Balance Sheet

August 31, 2014

	Historical		Pro Forma
	Tech 9 Inc.	Perk International Inc.	Adjustments	Notes	Combined
Assets
Current assets:

Accounts Receivable	$133,172	$-	$-		$133,172
Due from related party	570	-	-		570
Website development, net		5,625	(5,625)	e	0
Total assets	133,742	5,625	(5,625)		133,742

Liabilities
Current liabilities
Accounts payable and accrued liabilities	$219,124	$17,085	$(17,085)	e	$219,124
Bank Indebtedness	3,471	25	(25)	e	3,471
Shareholders loans	-	3,949	(3,949)	e	0
Current portion of term loan	3,197	-			3,197
Total Current Liabilities	225,792	21,059	(21,059)		225,792
Term Loan	10,802				10,802
Total liabilities	236,594	21,059	(21,059)		236,594

Stockholders’ Deficiency

Common stock, $0.0001 par value,			7,000	a
250,000,000 shares authorized;			(200)	a
100,133,132 shares issued and outstanding	200	7,513	(4,500)	b	10,013
			(7,000)	a
			200	a
			4,500	b
			6,115	d
			25,247
Additional paid-in capital	-	48,672	(77,734)	c	-
Stock warrants	-	6,115	(6,115)	d
			15,434	e
			(25,247)
Accumulated deficit	(103,667)	(77,734)	77,734	c	(113,480)
Accumulated other comprehensive income	615		-		615

Total stockholders’ deficiency	(102,852)	(15,434)	15,434		(102,852)

Total liabilities and stockholders’ deficiency	$133,742	$5,625	$(5,625)		$133,742

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PERK INTERNATIONAL INC.

Unaudited Pro Forma Condensed Statement of Operations

For the Three Months Ended August 31, 2014

	Historical		Pro Forma
	Tech 9 Inc.	Perk International Inc.	Adjustments	Notes	Combined

Sales	$-	$-	$-		$-
Products	96,909	-	-		96,909
Services	60,752	-	-		60,752
	157,661	-	-		157,661
Cost of sales
Products	35,162	-	-		35,162
Services	23,913	-	-		23,913
	59,075	-	-		59,075

Gross profit	98,586	-	-		98,586
Operating expenses
Consulting and professional	39,244	6,030	-		45,274
General and administrative	20,437	(1,055)			19,382
Amortization	-	375	-		375
Total operating expenses	59,681	5,350	-		65,031

Operating profit (Loss)	38,905	(5,350)	-		33,555

Other income (expenses)
Miscellaneous	-	-	15,434	e	15,434
Net (loss) before income taxes	38,905	(5,350)	15,434		48,989
Income tax	-	-	-		-

Net income (loss)	$38,905	$(5,350)	$15,434		$48,989

Foreign exchange translation adjustment	116	-	-		116

Comprehensive income (loss)	$39,021	$(5,350)	$15,434		$49,105

Earnings per share-basic and diluted					$0.0005

Weighted average number of shares outstanding					100,133,132

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PERK INTERNATIONAL INC.

Unaudited Pro Forma Condensed Statement of Operations

For the Year Ended May 31, 2014

	Historical		Pro Forma
	Tech 9 Inc.	Perk International Inc.	Adjustments	Notes	Combined

Sales	$-	$-	$-		$-
Products	151,311	-	-		151,311
Services	165,740	-	-		165,740
	317,051	-	-		317,051
Cost of sales
Products	128,507	-	-		128,507
Services	86,974	-	-		86,974
	215,481	-	-		215,481

Gross profit	101,570	-	-		101,570
Operating expenses
Consulting and professional	208,549	37,588	-		246,137
General and administrative	99,653	22,217			121,870
Amortization	4,308	1500	-		5,808
Total operating expenses	312,510	61,305	-		373,815

Operating profit (Loss)	(210,940)	(61,305)	-		(272,245)

Other income (expenses)
Miscellaneous revenue	17,510	-	20,084	e	37,594
gain on disposition of equipment	13,227	-	-		13,227
Net (loss) before income taxes	(180,203)	(61,305)	20,084		(221,424)
Income tax recovery	5,833	-	-		5,833

Net income (loss)	$(174,370)	$(61,305)	$20,084		$(215,591)

Foreign exchange translation adjustment	1,530	-	-		1,530

Comprehensive income (loss)	$(172,840)	$(61,305)	$20,084		$(214,061)

Loss per share-basic and diluted					$(0.0022)

Weighted average number of shares outstanding					100,066,666

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PERK INTERNATIONAL INC.

Notes to Unaudited Condensed Combined Pro Forma Financial Statements

1. Basis of Presentation.

These unaudited condensed combined pro forma financial Statements have been prepared in order to present combined financial position and results of operations of the Registrant and Tech9 as if the acquisition had occurred as of the beginning of the periods presented.

The unaudited pro forma condensed balance sheet has been prepared using the unaudited consolidated balance sheet of the Registrant and unaudited consolidated balance sheet of Tech9 as of August 31, 2014. The unaudited pro forma condensed statements of operations dated August 31, 2014, have been prepared using the unaudited historical statements of operations of the Registrant for the three month period ended August 31, 2014 and unaudited statements of operations of Tech9 for the three month period ended August 31, 2014. The unaudited pro forma condensed statements of operations dated May 31, 2014 have been prepared using the audited historical statements of operations of the Registrant for the year ended May 31, 2014 and audited statements of operations of Tech9 for the year ended May 31, 2014

The pro forma condensed financial statements should be read in conjunction with the financial statements of the Registrant as previously filed and the financial statements of Tech9 which can be found as attachments to the Form 8-K. These pro forma condensed financial statements are presented for illustrative purposes only and are not intended to be indicative of actual consolidated financial condition and consolidated results of operations had the share exchange been in effect during the periods presented, or of consolidated financial condition or consolidated results of operations that may be reported in the future.

2. Adjustments

The following pro forma adjustments are incorporated into the condensed combined pro forma balance sheet as of August 31, 2014 and the condensed combined pro forma statement of operations for the periods ended August 31, 2014 and May 31, 2014.

a)	To adjust the 70,000,000 shares issuance to Tech 9 share capital from having no par value to having a par value of $0.0001.

b)	To record the cancellation of 45,000,000 shares on close of the merger and transfer and assumption agreement.

c)	To eliminate the Registrant’s accumulated deficit of $77,734.

d)	To transfer $6,115 from stock warrants to additional paid in capital.

e)	To record the cancellation of assets and liabilities of registrant on close of the transfer and assumption agreement.

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